                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          ------------------------------------------------------------

       Date of Report (Date of earliest event reported): October 23, 2006
                                                         ----------------

                            GLOBALOPTIONS GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                        333-117495             73-1703260
          --------                      ------------            ------------
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

    75 Rockefeller Plaza, 27th Floor
           New York, New York                                           10019
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 23, 2006, GlobalOptions Group, Inc., a Nevada corporation
(the "Company") and holders of a majority in interest of the Company's Series B
Preferred Stock amended the Company's Investor Rights Agreement dated as of June
28, 2006 to amend and restate the definition of "Effectiveness Date" in the
Agreement to read as follows:

         "EFFECTIVENESS DATE" means the date that is one hundred and twenty
(120) days following the Closing Date, provided that such date shall be tolled
(i) for the duration of any Blackout Period, (ii) for periods of regulatory review exceeding customary periods, and (iii) for periods of regulatory review the resolution of which is outside the full control, power or authority of the
Company or its agents, provided the Company has met comment response deadlines applicable to it (to the extent within its or its agents' full control, power or authority) and is using its reasonable best efforts to cause the Registration
Statement to be declared effective under the Securities Act.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS.

         The exhibit listed in the following Exhibit Index is filed as part of this Report.

         Exhibit No.                      Description
         -----------                      -----------
         10.1                Amendment to Investor Rights Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2006                  GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
                                            ------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer